Share-based payment reserve	12 Months Ended
Dec. 31, 2020
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based payment reserve [Text Block]

12. Share-based payment reserve

The share-based payment reserve records items recognized as stock-based compensation expense and the fair value of agent's warrants until such time that the stock options or warrants are exercised, at which time the corresponding amount will be transferred to share capital.